U.S. One Trust

One Fund®

Supplement dated March 1, 2011 to the
Prospectus and Statement of Additional Information,
each dated May 4, 2010, and as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) listed above, and should be read in conjunction with the Prospectus and SAI.

At a Special Meeting of Shareholders held on February 18, 2011, Shareholders of the One Fund (the “Fund”) approved a new investment advisory agreement between U.S. One Trust, on behalf of the Fund, and Russell Investment Management Company (“RIMCo”).  As a result, RIMCo now serves as investment adviser to the Fund.  In addition, and in connection with shareholder approval of RIMCo as the new investment adviser to the Fund, effective February 23, 2011, Mr. Brian Meath is responsible for managing the Fund’s portfolio of investments.

In addition to the fact that RIMCo has replaced U.S. One, Inc. and now serves as investment adviser of the Fund, the following sections of the Prospectus and SAI are revised as follows to reflect Mr. Meath’s management of the Fund.

1.	The information under the heading “Portfolio Manager” on page 8 of the Prospectus is replaced with the following:

Portfolio Manager

Brian Meath is responsible for the management of the Fund.  He has managed the Fund since February 2011.

2.	The information under the heading “Portfolio Manager” on page 22 of the Prospectus is deleted and replaced with the following:

Brian Meath, Portfolio Manager since 2011.  From 2004 to 2007, Mr. Meath was the Founder & President of OTA Asset Management.  From 2007 to 2010, he was Founder of Cause Investments.  Mr. Meath has primary responsibility for the management of the Fund.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed, and ownership of Fund shares.

3.	The information under the heading “The Portfolio Manager” on page 25 of the SAI is deleted and replaced with the following:

PORTFOLIO MANAGER

This section includes information about the Fund’s portfolio manager, including information about other accounts managed, the dollar range of Shares owned and compensation.

COMPENSATION

In general, the RIMCo Portfolio Managers (RIMCo’s employees who manage the Funds, “Portfolio Managers”) are compensated by RIMCo with salaries, bonuses (paid in cash), profit sharing contributions and a long-term incentive plan. Salaries are fixed annually and are driven by the market place. Bonuses for the Portfolio Manager of the Fund are based on his management of the Fund consistent with the Fund’s objectives.

The Portfolio Manager for the Fund is evaluated on an ongoing basis with respect to achieving the Fund’s objectives and guidelines, identifying and implementing allocation changes when necessary, and liaising between business units and fund performance groups to help insure that reports reflect market needs.

Portfolio Manager evaluations, salary and bonus recommendations are conducted and reviewed by Russell asset class directors and regional chief investment officers. Russell’s compensation committee approves salaries and bonuses after the asset class directors and regional chief investment officers’ recommendations have been reviewed by the Global Chief Investment Officer.

Profit sharing contributions are typically made quarterly and are calculated as a percentage of the Portfolio Manager’s salary. The percentage is fixed and is the same percentage for all RIMCo employees who receive profit sharing contributions.

The long-term incentive plan provides key professionals with future cash payments the value of which is tied to FRC’s financial performance. Awards under the long-term incentive plan are based on expected future contribution to the success of FRC. The assessment of expected future contribution is qualitative in nature and is determined by a Portfolio Manager’s manager and approved by senior executives.

Portfolio Managers earning over a specified amount of cash compensation (salary plus bonus) are eligible to participate in the deferred compensation plan which allows the Portfolio Manager to elect to defer a portion of her/his cash compensation. Deferred amounts earn the return of an asset allocated mix of funds of Russell Investment Funds selected by the Portfolio Manager.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER
AND ASSETS UNDER MANAGEMENT IN THE ACCOUNTS
AS OF FEBRUARY 28, 2011

Portfolio Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Brian Meath	0	$0	0	$0	0	$0	$0

Portfolio Managers typically manage multiple portfolios. These portfolios may include mutual funds, separate accounts and commingled trusts. Russell’s investment process is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, Portfolio Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines. Portfolio Managers make decisions for each portfolio based on a variety of factors relevant to that portfolio.

Shares Owned by Portfolio Manager.  The Fund is required to show the dollar range of the portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year.  Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.  As of March 1, 2011, the Portfolio Manager did not beneficially own shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.